SECOND AMENDMENT TO LOAN AGREEMENT

This Second Amendment to Loan Agreement (this “Amendment”) is entered into as of the 30th day of September, 2009, by and among BASELINE CAPITAL, INC. (“Lender”), PERMIAN LEGEND PETROLEUM LP (“Borrower”) and PERMIAN LEGEND LLC (“Guarantor”), with reference to the following facts:

A. Borrower, Lender and Guarantor entered into that certain Loan Agreement dated August 1, 2007, as amended by that certain Consent and First Amendment to Loan Agreement dated October 31, 2008 (collectively, the “Loan Agreement”).

B. Borrower and Lender have agreed to amend certain provisions of the Loan Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, it is hereby agreed between Lender and Borrower as follows:

Agreement

1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

2. Amendment to Sections 4 and 4A. Sections 4 and 4A of the Loan Agreement are hereby amended to change 20% to 25% in each instance where it appears.

3. Amendment of Exhibits. Exhibits B and D attached to the Loan Agreement are hereby amended to change 20% to 25% in each instance where it appears. Borrower shall execute and deliver to Lender together with this Amendment a replacement Assignment and a replacement Limited Power of Attorney based upon such amendment to those Exhibits.

4. Representations and Warranties of Borrower. Each of Borrower and Guarantor represents and warrants to Lender as follows:

(a) The representations and warranties contained in Section 7 of the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except for those representations and warranties which address matters only as of a particular date (which remain true and correct as of such date).

(b) Borrower and Guarantor acknowledge that one or more Events of Default or default have occurred and are continuing under the Loan Agreement and the other Loan Documents, and that Lender has not consented to any actions relating to, and has not waived, any such Events of Default and nothing set forth herein constitutes such consent or waiver.

(c) The execution, delivery and performance by Borrower and Guarantor of this Amendment are within Borrower’s and Guarantor’s partnership and company powers, as applicable, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provisions of applicable law or any material agreement binding upon Borrower or Guarantor or result in the creation or imposition of any lien upon any of the assets of Borrower or Guarantor.

(d) This Amendment constitutes the valid and binding obligation of Borrower and Guarantor enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5. Conditions Precedent. This Amendment shall be effective upon satisfaction of all of the following conditions:

(a) Lender shall have received counterparts of this Amendment duly executed by Borrower, Guarantor and the Bank;

(b) Lender shall have received multiple original executed counterparts satisfactory to Lender of the replacement Assignment and the replacement Limited Power of Attorney; and

(c) Lender shall have received any other documents, certificates and opinions in connection with this Amendment that may be requested by Lender, in form and substance satisfactory to Lender.

6. Ratification of Loan Agreement and Other Loan Documents. Except as expressly amended hereby, the Loan Agreement and all of the other Loan Documents are and shall be unchanged and all of the terms, provisions, covenants, conditions, schedules and exhibits thereof shall remain and continue in full force and effect and, as amended hereby, are hereby ratified and confirmed by Borrower, Guarantor and Lender as of the date of this Amendment as if the Loan Agreement and the other Loan Documents, as amended hereby, were executed by Borrower and the other parties thereto as of the date of this Amendment. The amendments contemplated hereby shall not limit or impair any liens or security interests securing the obligations under the Loan Documents, all of which are hereby ratified, affirmed and extended to secure the obligations under the Loan Documents as they may be increased pursuant hereto.

7. No Waiver. Neither the execution by Lender of this Amendment nor anything contained herein shall in anywise be construed or operate as a waiver by Lender of any default or Event of Default (whether now existing or that may occur hereafter) or of any of Lender’s rights under the Loan Agreement as amended hereby or under any of the other Loan Documents.

8. Miscellaneous.

(a) Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Lender incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and all related documents.

(b) Multiple Counterparts. This Amendment and all related documents may be executed in a number of identical separate counterparts (including by facsimile transmission), each of which for all purposes is to be deemed an original but all of which shall constitute, collectively, one agreement.

(c) Reference to Agreement. Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

(d) Governing Law. This Amendment is being executed and delivered, and is intended to be performed, in Midland, Midland County, Texas, and the substantive laws of Texas shall govern the validity, construction, enforcement and interpretation of this Amendment and all other documents and instruments referred to herein, unless otherwise specified therein.

(e) Plural and Singular Forms. The definitions given to terms defined hereby shall be equally applicable to both the singular and plural forms of such terms.

(f) Final Agreement. THIS AMENDMENT, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

LENDER:

BASELINE CAPITAL, INC.

By: /s/ Karl J. Reiter
Karl J. Reiter, President

BORROWER:

PERMIAN LEGEND PETROLEUM LP

By: Permian Legend LLC, its general partner

By: /s/ Ronnie L. Steinocher

Ronnie L. Steinocher, Manager

By: /s/ Lisa P. Hamilton

Lisa P. Hamilton, Manager By: Permian -Hamilton Energy Partners, LP,

its Limited Partner

By: Muscoda Hill Energy LLC,

its general partner

By: /s/ Lisa P. Hamilton
Lisa P. Hamilton, President

By: /s/ Ronnie L. Steinocher

Ronnie L. Steinocher, Limited Partner

[signatures continued on next page]

GUARANTOR:

PREMIUM LEGEND LLC

By: /s/ Ronnie L. Steinocher

Ronnie L. Steinocher, Member and Manager

By: /s/ Lisa P. Hamilton

Lisa P. Hamilton, Manager By: Pierce-Hamilton Energy Partners LP,

its Member

By: Muscoa Hill Energy LLC,

its general partner

By: /s/ Lisa P. Hamilton

Lisa P. Hamilton, Manager